                         STOCK DISTRIBUTION AGREEMENT


    This Stock Distribution Agreement (the "Agreement") is made between and among the person whose name is set forth as the "Holder" on the signature page hereto (the "Holder") and U S LIQUIDS INC., a Delaware corporation ("Liquids"), effective as of June 16, 1997 (the "Effective Date").


                               R E C I T A L S:

    Contemporaneous with the execution of this Agreement, Liquids has acquired (the "Acquisitions") all of the outstanding capital stock of American Wastewater Inc. ("AWW"), a Texas corporation, and Mesa Processing, Inc. ("Mesa"), T&T Grease Service, Inc. ("T&T") and Phoenix Fats & Oils, Inc. ("Phoenix"), each a Texas corporation under common ownership. In connection with the Acquisitions, Liquids has agreed to register for resale certain of the shares of Liquids common stock, par value $.01 per share (the "Liquids Stock"), beneficially owned by the Holder. For purposes of this Agreement, the shares of Liquids Stock beneficially owned by the Holder as of the date hereof is referred to as the "Holder's Stock." The portion of the Holder's Stock with respect to which the Holder has registration rights hereunder and with respect to which Liquids has a registration obligation hereunder is referred to as the "Registerable Stock."

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. REGISTRATION OF LIQUIDS STOCK. Within nine (9) months after the execution of this Agreement, Liquids will file with the SEC a registration statement (the "Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), registering for resale up to thirty percent (30%) of each Holder's Stock (subject to and in compliance with the applicable securities laws and other laws regarding such resale), and will use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable, and thereafter, until the termination of this Agreement, to keep the Registration Statement effective and, if necessary, to amend and supplement the same. Any shares of Registrable Stock not resold by the Holder during the period in which those shares are registered for resale will continue to be registered for resale, provided however, that Liquids will have no obligation to register or to continue the registration of any such shares for resale following the expiration of two (2) years from the effective date of the Registration Statement. The registration rights granted under this Agreement shall be nontransferable. The Holder shall cooperate fully with Liquids by furnishing all information concerning the Holder required or appropriate for preparation and inclusion in the Registration Statement. If permitted by applicable law (and unless prohibited by the terms of any agreement entered into by Liquids prior to the date hereof), Liquids shall include the Registrable Stock in any shelf registration statement, filed by Liquids registering shares for issuance in connection with future acquisition by Liquids.

    2.   REGISTRATION PROCEDURES.

         (a) In performing its obligations under Section 1, Liquids will, subject to the limitations provided herein, use its commercially reasonable efforts to:

              (i) prepare and file with the U.S. Securities and Exchange Commission (the "SEC") such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the "Prospectus") as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by the Registration Statement until such time as all such Registrable Stock have been disposed of in accordance with the intended method of disposition by the Holder;

              (ii) furnish to the Holder one signed and such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus (including each preliminary prospectus and any summary prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, and such other documents, as the Holder may reasonably request;

              (iii) (a) register or qualify the Registrable Stock under such other securities or Blue Sky laws of such jurisdictions as the Holder shall reasonably request, (b) keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (c) take any other action which may be reasonably necessary or advisable to enable the Holder to consummate the disposition of the Registrable Stock in such jurisdictions, except that Liquids shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
         (iii) be obligated to be so qualified, to consent to general service of process in any such jurisdiction, or to take any such action which would impose unreasonable expense on Liquids;

              (iv) cause the Registrable Stock to be registered with or approved by such other United States federal or state governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of the Registrable Stock;

              (v) notify the Holder at any time when a Prospectus is required to be delivered under the Securities Act, upon discovery that or upon the happening of any event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

              (vi) list or qualify the Registrable Stock on any securities exchange or quotation system of any national securities association on which any of the Liquids Stock is then listed or qualified;

              (vii) if requested by the Holder, promptly incorporate in a supplement or post-effective amendment such information as the Holder reasonably requests to be included therein with respect to the number of shares of the Registrable Stock being sold by the Holder and the Holder's plan of distribution and promptly make all required filings of such prospectus supplement or post-effective amendment;

              (viii) cooperate with the Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing shares of Registrable Stock to be sold under the Registration Statement, in such denominations and registered in such names as the Holder may reasonably request;

              (ix) if the offering is underwritten, furnish at the request of the Holder on the date that the Holder's Stock is delivered to any underwriters for sale pursuant to such registration and after the Registration Statement has become effective: (A) an opinion dated such date of counsel representing Liquids, addressed to the underwriters and to the Holder, stating that such Registration Statement has become effective under the Securities Act and that (1) to the actual knowledge of such counsel (as that term is defined in the opinion), no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened under the Securities Act,
         (2) the Registration Statement, the Prospectus, and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder (except that such counsel need express no opinion as to financial statements contained therein) and
         (3) to such other ordinary and customary matters as may reasonably be requested by counsel for such underwriters or by the Holder or its counsel, and (B) a letter dated such date from the independent public accountants retained by Liquids, addressed to such underwriters and to the Holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Liquids included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other ordinary and customary financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration of which such letter is being given as such underwriters or the Holder may reasonably request; provided however, the parties hereto understand and agree that Liquids cannot as a matter of right or law require its counsel or independent public accountants to render and deliver any opinion as to any matter which they are unwilling to render and deliver; and

              (x) make available for inspection by the Holder, any underwriting participating in any distribution pursuant to such Registration Statement on behalf of the Holder, and by any attorney, accountant or other professional retained by the Holder or any such underwriter, all relevant and non-confidential financial and other pertinent corporate records and information reasonably requested by the Holder, or any such underwriter, attorney, accountant or professional in connection with such Registration Statement.

         (b) All expenses incident to Liquids' performance of its obligations under this Agreement, including all registration and filing fees, fees and expenses of compliance with securities and Blue Sky laws, printing expenses, fees and disbursements of Liquids' counsel, independent certified public accountants, and other persons retained by Liquids (all such expenses being herein called "Registration Expenses") will be borne by Liquids. The Holder shall be responsible for all selling fees, expenses, discounts and commissions relating to Holder's Stock (including the Registrable Stock) and for the fees and expenses of counsel and other persons engaged by the Holder.


    3.   OBLIGATIONS OF HOLDER.

         (a) The Holder agrees that he will offer and sell the Holder's Stock in compliance with all applicable state and federal securities laws, except those laws compliance with which are within the control of Liquids and which are not within the control of the Holder. Specifically, without limitation, the Holder agrees as follows:

              (i) The Holder agrees not to use any prospectus (as that term is defined under the Securities Act) for the purpose of offering or selling the Registrable Stock to the public except for the Prospectus, as the same may be supplemented and amended from time to time.

              (ii) Neither the Holder nor any affiliate of the Holder shall engage in any practice which would violate Rule 10b-6 promulgated under the Securities Exchange Act of 1934 ("Exchange Act").

              (iii) Neither the Holder nor any affiliate of the Holder shall solicit purchases of Holder's Stock to facilitate the distribution of the Registrable Stock in violation of Rule 10b-2 promulgated under the Exchange Act.

              (iv) Neither the Holder nor any affiliate of the Holder shall effect any stabilizing transactions to facilitate the offer and sale of the Registrable Stock to the public in violation of Rule 10b-7 promulgated under the Exchange Act.

    As used above, the term "affiliate" shall not include Liquids.

         (b) The Holder agrees to promptly notify Liquids as and when any of the Registrable Stock is sold and when the Holder elects to terminate all further offers and sales of Shares pursuant to the Registration Statement. The Holder acknowledges that any of the Registrable Stock which has not been sold within two (2) years after the effective date of the

    Registration Statement or any earlier termination of the distribution of the Registrable Stock will be removed from registration by means of a post-effective amendment to the Registration Statement.

         (c) It shall be a condition precedent to the obligations of Liquids to take any action with respect to registering the Registrable Stock that the Holder furnish Liquids in writing such information regarding the Holder, the Holder's Stock and other securities of Liquids held by the Holder, and the distribution of such Holder's Stock as Liquids may from time to time reasonably request in writing. If the Holder refuses to provide Liquids with any of such information on the grounds that it is not necessary to include such information in the Registration Statement, Liquids may exclude the Registrable Stock from the Registration Statement.

    The Holder agrees that upon receipt of any notice from Liquids of the happening of any event of the kind described in Section 2(a)(v), the Holder will forthwith discontinue the Holder's disposition of shares pursuant to the Registration Statement until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(a)(vii) and, if so directed by Liquids, will deliver to Liquids (at Liquids' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus current at the time of receipt of such notice.

         (d) In the event the Holder intends to sell any Registrable Stock under the Registration Statement, the Holder agrees to provide written notice to Liquids at least two (2) business days prior to making any offers or sales of the Registrable Stock, which written notice shall specify the number of Registrable Stock which the Holder proposes to offer and sell and which shall describe any changes to the information set forth in the Registration Statement and the prospectus (the "Prospectus") included as a part thereof, as the same may have been amended and supplemented from time to time, concerning the Holder or the plan of distribution of the Registrable Stock. The Holder represents and warrants that such information as so updated will be true and correct and will not omit information necessary to make the statements contained therein not misleading. Within two (2) business days after its receipt of such written notice, Liquids shall (i) notify the Holder that no supplement or amendment is then required with respect to the Prospectus, or (ii) notify the Holder that such a supplement or amendment is required, in which event Liquids shall prepare and file with the SEC such supplement or amendment as soon as reasonably practicable and shall endeavor to cause any such amendment to become effective. Immediately after filing a supplement with the SEC or immediately after an amendment is declared effective by the

    SEC, whichever is appropriate, Liquids will provide copies thereof to the Holder, as provided in Section 2, and the Holder may then commence offers and sales of Registrable Stock under the Registration Statement.

         (e) The Holder agrees that for the period ending on the second anniversary of the issuance of the Holder's Stock he will not sell, exchange, pledge or otherwise transfer any of the Holder's Stock except in transactions (i) made pursuant to the Registration Statement, or (ii) which are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and Liquids is provided with an opinion of counsel to the Holder and other evidence as may be reasonably satisfactory to Liquids to the effect that such transfer will not be in violation of the Securities Act and all applicable state securities laws.


    4. PUBLIC OFFERING BY LIQUIDS. Notwithstanding the registration rights granted to the Holder under this Agreement, in the event Liquids files a registration statement for an underwritten public offering of Liquids Stock (a "Public Offering") within two (2) years of the effective date of the Registration Statement, then upon the request of Liquids' underwriter in such Public Offering, the Holder agrees to enter into an agreement pursuant to which the Holder will be prohibited from transferring the Registrable Stock for such period of time, not to exceed six (6) months after completion of the Public Offering, as Liquids' underwriter may request. In the event Liquids makes a Public Offering and Liquids' underwriter imposes transfer restrictions on the sale of Registrable Stock, the period during which the Registration Statement will be kept current shall not be extended beyond the maximum two-year period from the effective date of the Registration Statement as provided in Section 1.

    5. POOLING RESTRICTIONS. It is a material factor to Liquids in entering into this Agreement that the transactions contemplated by this Agreement be treated as a "pooling-of-interests" for accounting purposes. Therefore, notwithstanding any other provision of this Agreement, prior to notice by Liquids of the publication and dissemination by Liquids of consolidated financial results which include results of combined operations of each of the Mesa Companies and AWW (as that term is defined in the Merger Agreement) for at least a thirty-day period on a consolidated basis following the closing date of the Merger Agreement, the Holder shall not sell or otherwise transfer or dispose of, or in any other way reduce his risk relative to, any shares of the Holder's Stock (including, by way of example and not limitation, engaging in put, call, short-sale, straddle or similar market transactions). The Holder, therefore, covenants and agrees that he will fulfill any requests reasonably made of him by Liquids in writing if made by

Liquids for the purpose of satisfying the requirements of the Securities Release Nos. 130 and 135 relating to "pooling of interests" accounting. Additionally, the certificates evidencing the Holder's Stock will bear a legend substantially in the form set forth below and containing such other information as Liquids may deem necessary or appropriate:

    THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED, AND U S LIQUIDS INC. SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, TRANSFER OR ASSIGNMENT PRIOR TO THE PUBLICATION AND DISSEMINATION OF FINANCIAL STATEMENTS BY U S LIQUIDS INC. WHICH INCLUDE THE RESULTS OF AT LEAST THIRTY (30) DAYS OF COMBINED OPERATIONS OF U S LIQUIDS INC. AND THE MESA COMPANIES FOR WHICH THESE SHARES ARE ISSUED. UPON THE WRITTEN REQUEST OF THE RECORD HOLDER OF THIS CERTIFICATE DIRECTED TO U S LIQUIDS INC., THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENTS) WHEN THE REQUIREMENTS HAVE BEEN MET.

    Liquids agrees to make publication and dissemination of its consolidated financial results which includes results of combined operations of Liquids, the Mesa Companies (as defined in the Merger Agreement), and AWW for at least a thirty (30) day period on a consolidated basis following the closing date of the Merger Agreement as soon as practicable following the end of the first full calendar month ending after such thirty (30) day period.

    6.   INDEMNIFICATION.

         (a) INDEMNIFICATION BY LIQUIDS. To the extent permitted by law, Liquids will, and hereby does, indemnify and hold harmless the Holder against any losses, claims, damages or liabilities to which the Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Liquids will reimburse the Holder for any legal or any other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that Liquids shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information pertaining to the Holder, or, as to periods prior to the date hereof, to AWW or its business or activities, or to any other business or activity in which the Holder has been involved in any way, in each case furnished to Liquids by or for the Holder, and PROVIDED FURTHER that Liquids shall not be liable to the Holder or any other person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any violation by him of the Securities Act or the Exchange Act. Nothing contained herein shall limit the rights of the Holder to receive indemnification from Liquids to which the Holder may be entitled other than as set forth herein.

         (b) INDEMNIFICATION BY THE HOLDER. To the extent permitted by law, the Holder will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section) each underwriter, each person (including an individual or a legal entity) who controls such underwriter within the meaning of the Securities Act, Liquids, each director of Liquids, each officer of Liquids and each other person, if any, who controls Liquids within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information pertaining to the Holder, or, as to periods prior to the date hereof, to AWW or its business or activities, or to any other business or activity in which the Holder has been involved in any way, furnished to Liquids by the Holder expressly for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, and with respect to any violation by the Holder of the Securities Act or the Exchange Act; provided however, that the liability of the Holder hereunder shall be limited to the proportion of any loss, claim, damage, or liability which is equal to the proportion that the public offering price of shares sold by the Holder under such Registration Statement bears to the total public offering price of shares sold thereunder, but not to exceed the proceeds received by the Holder from the sale of the Holder's Stock covered by such Registration Statement.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties actually exists in respect of such claim or if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party (in either of which cases the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses relating to such participation to be reimbursed by the indemnifying party as incurred), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section (with appropriate modifications) shall be given by Liquids and the Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

         (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f) CONTRIBUTION. If the indemnification provided for in this Section from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damage, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section, the indemnifying parties shall indemnify each indemnified party to the full extent provided herein without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section.


    7. NOTICES. All notices required or permitted herein must be in writing and shall be deemed to have been duly given the first business day following the date of service if served personally, on the first business day following the date of actual receipt if delivered by telecopier, telex or other similar communication to the party or parties to whom notice is to be given, or on the third business day after mailing if mailed to the party or parties to whom notice is to be given by registered or certified mail, return receipt requested, postage prepaid, to the Holder at the address reflected on Liquids' records, and to Liquids at the address set forth below, or to such other addresses as either party hereto may designate to the other by notice from time to time for this purpose.

         HOLDER:
                        -------------------------

                        -------------------------

                        -------------------------


         LIQUIDS:       U S Liquids Inc.
                        411 N. Sam Houston Parkway East, Suite 400
                        Houston, Texas  77060

                        ATTN: Chief Executive Officer

                        WITH A COPY TO:

                        Len Cason
                        Hartzog Conger & Cason
                        1600 Bank of Oklahoma Plaza
                        Oklahoma City, Oklahoma  73102


    8. INTEGRATED AGREEMENT. This Agreement contains and constitutes the entire agreement between and among the parties with respect to the matters set forth herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof. There are no agreements, understandings, restrictions, warranties or representations among the parties relating to the subject matter hereof other than those set forth or referred to herein. This instrument is not intended to have any legal effect whatsoever, or to be a legally binding agreement or any evidence thereof, until it has been signed by all parties hereto.

    9. BINDING EFFECT. This Agreement shall be binding on and enforceable by the Holder and by Liquids and its successors. No transferee of any of the Holder's Stock shall acquire any rights under this Agreement except with the written consent of Liquids, which may be withheld for any reason.

    10. CONSTRUCTION. This Agreement shall be construed, enforced and governed in accordance with the laws of the State of

Texas. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter gender thereof or to the plurals of each, as the identity of the person or persons or the context may require. The descriptive headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision contained herein.

    11. INVALIDITY. If any provision contained in this Agreement shall for any reason be held to be invalid, illegal, void or unenforceable in any respect, such provisions shall be deemed modified so as to constitute a provision conforming as nearly as possible to such invalid, illegal, void or unenforceable provisions while still remaining valid and enforceable, and the remaining terms or provisions contained herein shall not be affected thereby.

    12. TERMINATION. If the Merger Agreement is terminated for any reason or the AWW Merger is not consummated in accordance with the terms thereof, this Agreement shall immediately terminate and be of no further force or effect.

    13. RULE 144 REPORTING. For so long as the Holder is otherwise eligible to sell any of the Holder's Stock in accordance with Rule 144 under the Securities Act, Liquids agrees with the Holder as follows:

         (a) Liquids shall make and keep public information available, as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration of Liquids under the Securities Act of an offering of its securities to the general public.

         (b) Liquids shall file with the SEC in a timely manner all reports and other documents as the SEC may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after Liquids has become subject to such reporting requirements of the Exchange Act.

         (c) Liquids shall furnish to the Holder upon request (i) a written statement by Liquids as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement of Liquids for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of Liquids, and (iii) such other reports and documents so filed as the Holder may reasonably request to avail himself of any rule or regulation of the SEC allowing the Holder to sell any of the Holder's Stock without registration.




                              [Intentionally left blank]

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates shown below.


    HOLDER:
                                  /s/ EARL J. BLACKWELL
                                  ------------------------------


                                  Date: June 17, 1997
                                        ------------------------


    LIQUIDS:                      U S LIQUIDS INC.


                                  By: /s/ W. GREGORY ORR
                                      --------------------------
                                      Chief Executive Officer

                                  Date: June 17, 1997
                                        ------------------------